UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 29, 2020

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, STE 400

Dallas, TX 75254

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2020, ComSovereign Holding Corp. (the “Company,” “we,” “us,” or “our company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor, pursuant to which the Company sold to the investor up to $571,428 aggregate principal amount of 12.5% OID convertible promissory notes (the “Notes”) and warrants (the “Warrants”) to purchase up to 317,460 shares of common stock, par value $0.0001 per share (the “Common Stock”), in two tranches. On April, 29,2020, we issued and sold to the investor a Note in the principal amount of $285,714 and Warrants to purchase 158,730 shares of Common Stock for proceeds of $250,000 (representing an original issue discount of 12.5%). Within three business days of the date we file our Annual Report on Form 10-K for the year ended December 31, 2019, the investor is required to purchase, and we are required to issue and sell to the investor, an additional Note in the principal amount of $285,714 and Warrants to purchase an additional 158,730 shares of Common Stock for proceeds of $250,000 (representing an original issue discount of 12.5%); provided, however, that the investor willl not be required to purchase such additional securities if we are in default under the Purchase Agreement or the outstanding Note or if certain other customary closing conditions are not met.

The Notes mature on January 29, 2021. However, we have the right to redeem all or a portion of the Notes on ten days prior written notice, during which time the holder of the Notes may convert the principal amount and all accrued interest on the Notes into Common Stock as discussed below. The holder of the Notes also has the right to demand prepayment of the Notes if we consummate an offering of our equity securities in which we receive gross proceeds of at least $3,500,000.

The Notes bear interest at the rate of 12.5% per annum and are convertible into shares of Common Stock at a conversion price equal to $0.90 per share or, upon the occurrence and during the continuance of an Event of Default (as defined in the Notes), if lower, at a conversion price equal to 65% of the lowest daily VWAP of the Common Stock during the 20 consecutive trading days immediately preceding the applicable conversion date. However, the holder of the Notes will not have the right to convert any portion of the Notes if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to its conversion and under no circumstances may convert the Notes if the investor, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to its conversion.

Pursuant to the Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the investor pursuant to which we have agreed with the investor to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), within 90 days of the initial closing date to register the shares of Common Stock issuable upon conversion of the Notes and to use our best efforts to have such registration statement declared effective by the Securities and Exchange Commission within 60 days thereafter.

The Warrants are exercisable to purchase shares of Common Stock for a purchase price of $0.99 per share, subject to adjustment, at any time on or prior to April 29, 2025, and may be exercised on a cashless basis if the shares of Common Stock underlying the Warrants are not then registered under the Securities Act.

In connection with this transaction, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. (the “Placement Agent”), pursuant to which we have agreed to pay the Placement Agent a cash fee equal to 10% of the gross proceeds received by the Company from the investor in this transaction, as well as a one-time expense fee of $2,500 for aggregate out-of-pocket expenses incurred collectively in this transaction. Pursuant to the Placement Agency Agreement, we also agreed to grant to the Placement Agent or its designees warrants, substantially in the form of the Warrants, to purchase up to 10% of the aggregate number of shares of common stock underlying purchase price paid for the Notes, which, in the case of the initial closing, equals 27,778 shares of common stock, at an exercise price of 110% of the initial conversion price of the Notes (the “Placement Agent Warrants”).

The Placement Agent Warrants are exercisable, in whole or in part, commencing on the issuance date and have an exercise period of five years. In the event that there is not an effective registration statement permitting for the resale of the shares underlying the Placement Agent Warrants, the Placement Agent Warrant’s shall be exercisable on a cashless basis. There are significant restrictions pursuant to FINRA Rule 5110 against transferring the Placement Agent’s Warrants and the shares issuable upon exercise of the Placement Agent Warrants during the one hundred eighty (180) days after the closing date.

The foregoing descriptions of the terms of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement, copies of each of which are filed as Exhibits 10.1, 4.1, 4.2, and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Notes, the Warrants and Placement Agent Warrant were, and any shares of common stock issuable upon conversion of the Notes or exercise of the Warrants or the Placement Agent Warrants will be, issued in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the investor and the Placement Agent, respectively, has represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Notes, the Warrants and the Placement Agent Warrants and the shares issuable upon conversion of the Notes or exercise of the Warrants or the Placement Agent Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	12.5% OID Convertible Note dated April 29, 2020 in the principal amount of $285,714 issued to RedDiamond Partners LLC

4.2	Warrant dated April 29, 2002 issued to RedDiamond Partners LLC

10.1	Securities Purchase Agreement, dated as if April 29, 2020 between the Registrant. and RedDiamond Partners LLC,

10.2	Registration Rights Agreement, dated as of April 29, 2020 between the Registrant. and RedDiamond Partners LLC,

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2020	COMSOVEREIGN HOLDING CORP.

	By:	/s/ Daniel L. Hodges
Daniel L. Hodges
Chairman and Chief Executive Officer

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